Exhibit 99.1

Liberty Oilfield Services Inc. Announces Offering of Class A Common Stock by Riverstone

February 8, 2021

Denver - (Business Wire) - Liberty Oilfield Services Inc. (NYSE: LBRT; “Liberty” or the “Company”) announced today the commencement of an underwritten public offering of an aggregate of 8,700,000 shares of its Class A common stock by R/C Energy IV Direct Partnership, L.P. and R/C IV Liberty Holdings, L.P. (collectively, the “Selling Stockholders”). Liberty will not sell any shares of Class A common stock in the offering and will not receive any proceeds therefrom. The Selling Stockholders have granted the underwriter a 30-day option to purchase up to an additional 1,305,000 shares of Class A common stock.

Morgan Stanley is acting as the underwriter for the offering.

The offering of these securities will be made only by means of a prospectus supplement. When available, a copy of the prospectus supplement and the accompanying base prospectuses may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

The offering is being made pursuant to an effective shelf registration statement and prospectuses filed by Liberty with the Securities and Exchange Commission (the “SEC”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful without registration or qualification under the securities laws of any such state or jurisdiction.

About Liberty

Liberty is a leading North American oilfield services firm that offers one of the most innovative suites of completion services and technologies to onshore oil and natural gas exploration and production companies. Liberty was founded in 2011 with a relentless focus on developing and delivering next generation technology for the sustainable development of unconventional energy resources in partnership with our customers. Liberty is headquartered in Denver, Colorado.

Forward-Looking and Cautionary Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,”

“anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this release will not be achieved. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in Liberty’s filings with the SEC. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in “Item 1A. Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 27, 2020 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and in our other public filings with the SEC. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statements.

Contact:

Michael Stock

Chief Financial Officer

303-515-2851

IR@libertyfrac.com